Exhibit 10.3

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE (THE “SECURITIES”) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT” OR THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (EXCEPT AS OTHERWISE PROVIDED BELOW).

AMENDED AND RESTATED
CONVERTIBLE PROMISSORY NOTE

$500,000	May 27, 2025

NOW THEREFORE FOR VALUE RECEIVED, the undersigned, Mangoceuticals, Inc., a Texas corporation (the “Borrower”), hereby promises to pay to the order of Indigo Capital LP (the “Holder”), Five Hundred Thousand Dollars ($500,000) (the “Amount Outstanding”), plus Interest and other amounts thereon and as applicable, as discussed below, in lawful money of the United States of America, which shall be legal tender, bearing interest and payable as provided herein. This Note evidences and documents $500,000 loaned by the Holder to the Borrower on or around April 15, 2025, as amended by the Agreement to Amend Promissory Note dated May 27, 2025.

This Promissory Note, amends, restates, and modifies, but does not extinguish or terminate, the obligations evidenced by that certain Promissory Note dated April 15, 2025, entered into between the Borrower and Holder (the “Prior Note”). The indebtedness evidenced by the Prior Note will continue to be evidenced by this Promissory Note. This Promissory Note is not a novation of the indebtedness evidenced by the Prior Note. Any accrued and outstanding interest on the Prior Note will continue to be evidenced by this Promissory Note.

1. Effective Date. The effective date of this Promissory Note (this “Note” or “Promissory Note”) is April 15, 2025 (the “Effective Date”).

2. Defined Terms. Certain capitalized terms used below have the meanings given to such terms in Section 18.

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

3. Interest. The Principal amount of this Note shall accrue interest based on the Standard Interest Rate, compounded at the end of each calendar month (“Standard Interest”), beginning at the end of the first calendar month following the Effective Date (“Monthly Interest”). All Monthly Interest shall accrue and be payable on the Maturity Date. If not paid in full on the Maturity Date and/or if an Event of Default occurs hereunder, the Amount Outstanding (which shall increase automatically to the Default Amount upon an Event of Default) and Accrued Interest shall accrue interest at the Default Interest Rate, compounded monthly (at the end of each calendar month), until paid in full (“Default Interest”, and together with Standard Interest, “Interest”). All computations of Interest shall be made on the basis of twelve 30-day months and where applicable, for the actual number of days elapsed.

4. Holder’s Option to Convert This Promissory Note Into Shares of Common Stock of Borrower.

(a) At any time prior to the payment in full by the Borrower of this Note, subject to the provisions of Section 5, below, Holder shall have the option to convert the Principal (or any portion thereof) and Accrued Interest (or any portion thereof), into shares (the “Shares”) of common stock of the Borrower (“Common Stock”), at the Conversion Price (the “Holder Conversion Option”), which shall apply for the conversion of Principal and all Accrued Interest (each a “Conversion”). The “Conversion Price” shall equal $1.50 per share of Common Stock.

(b) In order to exercise this Holder Conversion Option, the Holder shall provide the Borrower a written notice of its intention to exercise this Holder Conversion Option, which notice shall set forth the amount of this Promissory Note to be converted, the applicable Principal and Interest to be converted, which shall be in the form of Exhibit A, attached hereto (“Notice of Conversion”). Within ten (10) Business Days of the Borrower’s receipt of the Notice of Conversion, the Borrower shall deliver or cause to be delivered to the Holder, written confirmation that the Shares have been issued in the name of the Holder. If the Borrower reasonably believes that there is an error in Holder’s calculation of the Shares issuable in connection with the Notice of Conversion or the Conversion Price provided for therein, or another issue with the conversion, the Borrower shall not be obligated to honor such defective Notice of Conversion and shall promptly notify Holder of such errors. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Note to the Borrower until the Holder has converted the entire amount of this Note, in which case, the Holder shall surrender this Note to the Borrower for cancellation within three (3) Business Days of the date the final Notice of Conversion is delivered to the Borrower. Partial conversions of this Note shall have the effect of lowering the outstanding Principal amount of this Note. The Holder and the Borrower shall maintain records showing the actual Principal Amount of this Note, provided that absent manifest error, the Borrower’s records shall control.

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

(c) In the event of the exercise of the Holder Conversion Option, Holder shall cooperate with the Borrower to promptly take any and all additional actions required to make Holder a stockholder of the Borrower including, without limitation, in connection with the issuance of the Shares and providing the Borrower or its legal counsel or Transfer Agent, representations as to financial condition, investment intent and sophisticated investor status of such Holder as may be reasonably requested or required. The Borrower shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Shares to the Holder, in the event the Holder exercises its rights under the Holder Conversion Option.

(d) Following the effective time of any Conversion, all rights of Holder with respect to the amount of this Note converted, will terminate, except only for the rights of any such Holder to receive the number of Shares which this Note has been Converted.

5. General Provisions Relating to the Shares and Conversions.

(a) Conversion calculations pursuant to Section 4, shall be rounded to the nearest whole share of Common Stock.

(b) If the Borrower at any time or from time to time on or after the Effective Date effects a subdivision of its outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Borrower at any time or from time to time on or after the Effective Date combines its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased, in each case equitably by the Board of Directors of the Borrower to take into account such increase/decrease in outstanding shares of Common Stock.

(c) Unless the Holder provides the Borrower a valid legal opinion within five (5) days of the date the Conversion Notice is received that such Shares can be issued free of restrictive legend, the Shares shall be issued with a standard Rule 144 restrictive legend.

(d) The applicable portion of this Note shall not be convertible by the applicable Holder pursuant to the Holder Conversion Option during any time that, and only to the extent that, the number of Shares to be issued to such applicable Holder upon such Conversion, when added to the number of shares of Common Stock, if any, that the applicable Holder and/or any members of any group of which the Holder is a part, otherwise beneficially owns (outside of this Note, and not including any other securities of the Borrower held by Holder having a provision substantially similar to this paragraph) at the time of such Conversion, would exceed 4.999% (the “Maximum Percentage”) of (A) the number of shares of Common Stock of the Borrower; or (B) the voting rights of the security holders of the Borrower; outstanding immediately after giving effect to the issuance of Shares upon Conversion of this Note held by the Holder, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Beneficial Ownership Limitation”).

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

6. Maturity Date. The “Maturity Date” of this Note shall be the earlier of:

(a) April 15, 2026 (the “Stated Maturity Date”); and

(b) the date that the Holder has provided Borrower written notice of an Acceleration (or if applicable, the date the amount due hereunder is automatically subject to Acceleration).

7. Optional Prepayments. This Note may be prepaid in whole or in part, at any time and from time prior to the Maturity Date (each a “Prepayment”), provided that if paid prior to the Stated Maturity Date, a prepayment premium/make-whole premium payment equal to (A) the Make Whole Amount, minus (B) the total Accrued Interest as such Prepayment date (which shall also be due at the time of such Prepayment), shall be due at the time of such repayment (the “Prepayment Premium”), together with all Accrued Interest through such Prepayment date. The Borrower and Holder agree that the Prepayment Premium shall not be deemed interest under Texas law.

8. Application of Payments. Unless an Event of Default under this Note has occurred and is continuing, all payments made by Borrower under this Note will be applied: (i) first, to late charges, costs of collection or enforcement, and similar amounts due, if any, under the Note; (ii) second, to Accrued Interest that is due and payable under this Note, if any; and (iii) third, the remainder to Amount Outstanding (or Default Amount, as applicable) due and payable under this Note. If an Event of Default under this Note has occurred and is continuing, all payments made by Borrower under this Note will be applied to the sums due under this Note in any order or combination that Holder may determine, in its sole discretion. Holder’s records shall be conclusive evidence, absent manifest error, of the amount outstanding under this Note at any time.

9. Payments Due on Non-Business Days. If any payment of Amount Outstanding, prepayment amount, the Default Amount or Interest on this Note shall become due on a non-Business Day, such payment shall be made on the preceding Business Day.

10. No Impairment of Obligations of Borrower. No provision of this Note shall alter or impair the obligation of Borrower to pay the Amount Outstanding, any prepayment amount, or Default Amount (as applicable) and Interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

11. Maximum Rate Limitation. Notwithstanding anything to the contrary in this Note or any other agreement entered into in connection herewith, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all Interest and any other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction, shall under no circumstances exceed the Maximum Rate.

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

12. Representations and Warranties of Borrower. The Borrower represents and warrants to Holder as of the date of this Note, as follows:

(a) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its jurisdiction of organization and has the requisite power and authority, and the legal right, to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

(b) The Borrower has the power and authority, and the legal right, to execute and deliver this Note and to perform its obligations hereunder.

(c) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in order for the Borrower to execute, deliver, or perform any of its obligations under this Note, except for consents previously obtained and any filings with Governmental Authorities which may be made after the date of this Note.

(d) The execution and delivery of this Note and the consummation by the Borrower of the transactions contemplated hereby do not and will not (a) violate any provision of the Borrower’s organizational documents; (b) violate any law or order applicable to the Borrower or by which any of its properties or assets may be bound; or (c) constitute a default under any Material Agreement by which the Borrower may be bound.

(e) The execution and delivery by the Borrower of this Note (i) are within the Borrower’s power and authority, and (ii) have been duly authorized by all necessary action.

(f) This Note is a legally binding obligation of the Borrower, enforceable against the Borrower in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

(g) Borrower has no Knowledge of any current Event of Default (as defined below) under this Note or any matter which with the passing of time could become an Event of Default.

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

(h) No litigation, action, investigation, event, or proceeding is pending or, to Borrower’s Knowledge is threatened, by any Person or Governmental Authority against the Borrower.

13. Holder represents and warrants to the Borrower, and agrees, as follows (collectively the “Representations”):

(a) This Note is being acquired for investment for the Holder’s own account, not as a nominee or agent.

(b) Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Note.

(c) In connection with the purchase of the Notes, the Holder has consulted its legal, accounting, regulatory, and tax advisors to the extent such Holder has deemed appropriate.

(d) Holder is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

(e) Holder has carefully considered and has, to the extent he, she or it, believes such discussion necessary, discussed with his professional, legal, tax and financial advisors, the suitability of an investment in the Note for his, her or its, particular tax and financial situation and his, her or its, respective advisers, if such advisors were deemed necessary, have determined that the Note is a suitable investment for him, her or it.

14. Affirmative Covenants of Borrower. Until all amounts outstanding in this Note have been paid in full, the Borrower shall:

(a) (i) Preserve, renew and maintain in full force and effect its corporate existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; except in each case where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b) Comply with (i) all of the terms and provisions of its organizational documents; (ii) its obligations under this Note; and (iii) all laws and orders applicable to it and its business; except in each case where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c) Promptly execute and deliver such further instruments and do or cause to be done such further acts as may be reasonably necessary or advisable, upon advice of counsel to the Borrower, to carry out the intent and purpose of this Note.

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

15. Events of Defaults. If an Event of Default (as defined herein) occurs (unless all Events of Default have been cured or waived by Holder), the Amount Outstanding shall automatically increase to the Default Amount, and the Default Amount and Accrued Interest under this Note shall accrue Interest at the Default Interest Rate until paid in full, (a) Holder may, by written notice to the Borrower, declare the Default Amount and the Accrued Interest, and all other amounts payable on, this Note to be immediately due and payable, if an Event of Default is triggered by any section below other than any of Sections (e)(i) through (vi), and (b) if the Event of Default is triggered by any of Sections (e)(i) through (vi) below, the Default Amount and the Accrued Interest, and all other amounts payable on, this Note, shall be immediately due and payable (as applicable (a) or (b), an “Acceleration”). The following events and/or any other Events of Default defined elsewhere in this Note are “Events of Default” under this Note:

(a) the Borrower shall fail to pay, when and as due, the Amount Outstanding, any prepayment amount, or Interest, payable hereunder, and such failure shall not have been cured within ten (10) days following the written notice thereof from the Holder to the Borrower; or

(b) the Borrower shall have breached in any material respect any term, condition or covenant in this Note, and, with respect to breaches capable of being cured, such breach shall not have been cured within ten (10) Business Days following the written notice thereof from the Holder to the Borrower, as applicable; or

(c) any material representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made; or

(d) the occurrence of a Material Adverse Effect which is not cured by the Borrower within ten (10) Business Days; or

(e) the Borrower shall: (i) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (ii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (iii) have filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (iv) indicate its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (v) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more; or

(f) the dissolution or liquidation of Borrower; or

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

(g) the Borrower shall take any action authorizing, or in furtherance of, any of the foregoing.

16. Rights Upon the Occurrence of an Event of Default. In case any one or more Events of Default shall occur and be continuing, Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder’s rights, powers or remedies. No right, power or remedy conferred by this Note upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

17. Maximum Rate. If from any circumstance any holder of this Note shall ever receive Interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the Maximum Rate shall be applied to the reduction of the Amount Outstanding, any prepayment amount, or Default Amount owing on this Note, and not to the payment of Interest; or if such excessive interest exceeds the unpaid balance of Amount Outstanding (or Default Amount) or any prepayment amount, hereof, the amount of such excessive interest that exceeds the unpaid balance of Amount Outstanding (or Default Amount) and any prepayment amount, hereof shall be refunded to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, to the extent permitted by applicable law (i) any non-Amount Outstanding (or Default Amount) payment or any prepayment amount, shall be characterized as an expense, fee or premium rather than as Interest; and (ii) all Interest at any time contracted for, charged, received or preserved in connection herewith shall be amortized, prorated, allocated and spread in equal parts during the period of the full stated term of this Note.

18. Definitions. Unless otherwise required by the context in which a defined term appears, or otherwise set forth, the following terms shall have the meanings specified in this Section 18. Terms that are defined in other Sections of this Note shall have the meanings given to such terms in those Sections.

(a) “Accrued Interest” means any and all accrued and unpaid Interest on this Note.

(b) “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by Law to be closed in the state of Texas.

(c) “Default Amount” means the Amount Outstanding, plus (A) the Make Whole Amount, minus (B) the total Accrued Interest as the date of such Event of Default, which the Borrower and Holder agree is a make-whole premium, payable in the event this Note is required to be repaid prior to the Stated Maturity Date due to an Event of Default.

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

(d) “Default Interest Rate” means the rate of eighteen percent (18%) per annum.

(e) “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government.

(f) “Knowledge” means the actual knowledge of the Principal Persons of the referenced party or any knowledge which should have been obtained by any of the Principal Persons of such party upon reasonable investigation and inquiry.

(g) “Make Whole Amount” means an amount equal to the Amount Outstanding set forth on the first page of this Note (i.e., without regard to any increase in such Amount Outstanding pursuant to the terms of this Note), multipied by the Standard Interest Rate.

(h) “Material Adverse Effect” means a material adverse effect on (a) the business, assets, properties, liabilities (actual or contingent), operations, condition (financial or otherwise) of the Borrower; (b) the validity or enforceability of this Note; (c) the rights or remedies of the Holder hereunder; or (d) the Borrower’s ability to perform any of its material obligations hereunder.

(i) “Material Agreement” means each agreement, contract or understanding to which the Borrower is a party, which has an aggregate value, relates to aggregate possible payments, aggregate possible liability to the Borrower to the counterparty, or an aggregate value of services to be rendered by the Borrower or the counterparty, in each case during the term (including any possible extension terms called for in such agreement, contract or understanding) in excess of $50,000.

(j) “Maximum Rate” shall mean the maximum rate of non-usurious interest allowed by applicable federal or state law.

(k) “Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority or other entity.

(l) “Principal Persons” means any officer, director, owner, key employee or other Person with primary management or supervisory responsibilities with respect to a party, or any other Person.

(m) “Standard Interest Rate” means 18% per annum.

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

19. Waiver of Demand and Presentment. Except as provided herein, Borrower and any sureties, guarantors and endorsers of this Note jointly and severally waive demand, presentment, notice of nonpayment or dishonor, notice of intent to accelerate, notice of acceleration, diligence in collecting, grace, notice and protest, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the Holder. The Holder shall similarly have the right to deal in anyway, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to grant any other indulgences or forbearance whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

20. Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Note and any signed agreement or instrument entered into in connection with this Note, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (email) or downloaded from a website or data room (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Note and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

21. Governing Law; Venue and Waiver of Jury Trial. It is the intention of the Borrower and Holder that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Texas, except as such laws may be preempted by any federal law controlling the rate of Interest which may be charged on account of this Note. Any dispute, claim, controversy, or legal proceeding arising out of or relating to this Note in any way (any “Dispute”) shall be exclusively brought before a business court in the First Business Court Division of the State of Texas (the “Business Court”), if the Dispute meets the jurisdictional requirements of such Business Court; and, if the Dispute does not meet the jurisdictional requirements of such Business Court, or the Business Court is not then accepting new case filings, then the Dispute shall be exclusively brought in the Circuit Court in and for Dallas County, Texas. The parties also hereby consent to supplemental jurisdiction by the Business Court over any claims that are part of the same case or controversy as that which meets the primary jurisdictional requirements of such Business Court. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BORROWER AND HOLDER (EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), BORROWER AND HOLDER EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS NOTE.

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

22. Successors and Assigns. This Note shall be binding upon the Borrower, and Borrower’s heirs, executors, administrators, successors and permitted assigns and inure to the benefit of the Holder named herein and Holder’s respective successors and assigns. Each holder of this Note, by accepting the same, agrees to and shall be bound by all of the provisions of this Note. Holder may assign this Note or any of its rights, interests or obligations to this Note without the prior written approval of Borrower, but with written notice to, the Borrower. The term “Borrower” as used herein in every instance shall include the Borrower’s successors, heirs, executors, administrators, legal representatives and assigns, including all subsequent grantees, either voluntarily by act of the Borrower or involuntarily by operation of law and shall denote the singular and/or plural and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the contexts so requires or properly applies. The term “Holder” as used herein in every instance shall include the Holder’s successors, legal representatives and assigns, as well as all subsequent assignees and endorsees of this Note, either voluntarily by act of the Borrower and Holder or involuntarily by operation of law, subject where applicable to applicable law. Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation.

23. Attorneys’ Fees. Anything else in this Note to the contrary notwithstanding, in any action arising out of this Note, the prevailing party shall be entitled to collect from the non-prevailing party all of its attorneys’ fees. For the purposes of this Note, the party who receives or is awarded a substantial portion of the damages or claims sought in any proceeding shall be deemed the “prevailing” party and attorneys’ fees shall mean the reasonable fees charged by an attorney or a law firm for legal services and the services of any legal assistants, and costs of litigation, including, but not limited to, fees and costs at trial and appellate levels.

24. Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

25. Amendments and Modifications. This Note may not be changed orally, but only by an agreement in writing, signed by the Borrower and Holder.

26. Entire Agreement. This Note constitutes the entire agreement of the Borrower and Holder regarding the matters contemplated herein and therein, or related thereto, and supersedes all prior and contemporaneous agreements, and understandings of the Borrower and Holder in connection therewith.

27. Construction. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Note are for convenience only and shall not affect the interpretation of this Note.

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

28. Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 28, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 28, but which acknowledgement of acceptance shall include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall, if sent to the Company, be sent to the address as set forth on the signature page hereof and if to the Holder, to the address as set forth on the signature page hereof, subject to notice of changes thereof from any party with at least ten (10) Business Days’ notice to the other party. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

29. Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

30. No Security. The Borrower’s obligations under this Note are not secured.

31. Qualified Commercial Loan. The Borrower and the Holder desire for the loan evidenced by this Note to be a Qualified Commercial Loan and (1) the Borrower has advised the Holder to seek the advice of an attorney and an accountant in connection with the commercial loan; and (2) the Borrower has had the opportunity to seek the advice of an attorney and accountant of the Borrower’s choice in connection with the commercial loan.

[Remainder of page left intentionally blank. Signature page follows.]

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

IN WITNESS WHEREOF, Borrower has duly executed this Amended and Restated Convertible Promissory Note on May 27, 2025.

“Borrower”

Mangoceuticals, Inc.

By:
Name:
Title:

Address for notice:

15110 N. Dallas Parkway, Suite 600
Dallas, Texas 75248
Attn: Gene Johnston, CFO
Email: accounting@mangorx.com

“Holder”

Indigo Capital LP

By:
Name:
Title:

Address for notice:

89 Nexus Way
Grand Cayman, Cayman Islands

Attn:
Email:

Amended and Restated Convertible Promissory Note
Mangoceuticals, Inc. - Indigo

EXHIBIT A

Conversion Election Form

____________, 20__

Re:	Conversion of Convertible Promissory Note

Ladies and Gentlemen:

You are hereby notified that, pursuant to, and upon the terms and conditions of that certain Amended and Restated Convertible Promissory Note of Mangoceuticals, Inc. (the “Company”) dated May 26, 2025, in the original principal amount of $500,000 (the “Note” – certain capitalized terms used herein have the meanings given to such terms in the Note), held by us, we hereby elect to exercise our Holder Conversion Option (as such term in defined in the Note), in connection with $__________ of the amount currently owed under the Note (including $___________ of Principal and $_________ of Accrued Interest), effective as of the date of this writing, which amount will convert into __________ shares of the Common Stock of the Company (the “Conversion”), based on Conversion Price of $1.50 (as set forth in the Note). Please issue shares in book-entry form in the name of the person provided below.

The Conversion will not cause us to exceed the Beneficial Ownership Limitation.

We hereby re-confirm and re-certify each of the representations set forth in Section 5 of that certain Agreement to Amend Promissory Note entered into between the Company and the Holder on or around May ___, 2025 in connection with, and as of the date of, this notice.

Very truly yours,

Name:

If on behalf of Entity:
Entity Name:
Signatory’s Position with Entity:

Please issue shares of Common Stock as follows:

Name _______________________________________________________________

Address _____________________________________________________________

Social Security No./EIN of Shareholder ______________________________________

Please send the certificate(s) evidencing the Common Stock to:

Attn: ___________________________________________

Address: ________________________________________